SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 26, 1998

                        The Originators listed below under the Sale and Servicing Agreement, dated as of February 28, 1998 relating to The Money Store Residential Trust 1998-I.

                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/Minnesota Inc.
             (Exact name of registrant as specified in its charter)

           *                            333-32775                *
(State or other jurisdiction of        (Commission         (IRS Employer
    incorporation)                      File Number)        ID Number)

                   2840 MORRIS AVENUE, UNION, NEW JERSEY 07083
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (908) 686-2000

                                       N/A
          (Former name or former address, if changed since last report)

* See Schedule A attached hereto.

                                   Schedule A

                                         State of            IRS Employer
REGISTRANT                               INCORPORATION       ID NUMBER

TMS Mortgage Inc.                        New Jersey          22-3217781
The Money Store/D.C. Inc.                D.C.                22-2133027
The Money Store/Kentucky Inc.            Kentucky            22-2459832
The Money Store Home Equity Corp.        Kentucky            22-2522232
The Money Store/Minnesota Inc.           Minnesota           22-3003495

Item 5.   OTHER EVENTS

     The Originators listed on Schedule A on the previous page (the "Originators"), registered issuances of up to $10,000,000,000 principal amount of TMS Asset Backed Notes and Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-32775) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Originators caused The Money Store Residential Trust 1998-I (the "Trust") to issue $200,000,000 aggregate principal amount of The Money Store Residential Asset-Backed Notes, Series 1998-I (the "Notes") on March 26, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Loans transferred to the Trust, a copy of the Sale and Servicing Agreement referred to below, a copy of the Indenture referred to below, a copy of the Trust Agreement referred to below, a copy of the Underwriting Agreement dated March 17, 1998 among The Money Store Inc., as representative (the "Representative"), the Originators, the Trust and Lehman Brothers Inc., as representative of the underwriters, and the related Pricing Agreement.

     The Trust was formed, pursuant to a Trust Agreement dated as of February 28, 1998 between the Originators and Chase Manhattan Bank of Delaware, as Owner Trustee (the "Trust Agreement"). The Initial Loans were conveyed to the Trust pursuant to a Sale and Servicing Agreement dated as of February 28, 1998 by and among the Originators, the Representative and the Trust (the "Sale and Servicing Agreement").

     The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of February 28, 1998, between the Trust and The Bank of New York, as Indenture Trustee. The Notes consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Notes. As of the Closing Date, the initial principal amount of the (i) Class A-1, 6.405% Notes was $54,493,000,
(ii) Class A-2, 6.200% Notes was $19,745,000, (iii) Class A-3, 6.215% Notes was
$29,277,000, (iv) Class A-4, 6.515% Notes was $23,496,000, (v) Class A-5, 7.170%
Notes was $17,989,000, (vi) Class M-1, 7.270% Notes was $22,500,000, (vii) Class
M-2, 7.495% Notes was $19,000,000 and (viii) Class B, 8.400% Notes was $13,500,000.

     Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.

CERTAIN CHARACTERISTICS OF POOL

          Set forth below is a description of certain characteristics of the Initial Loans. Certain of the percentage columns may not sum to 100.00% due to rounding.

      Cut-Off Date                   Number of          Aggregate Cut-Off Date
      Principal Balance              Loans              Principal Balance                     %
----------------------------------------------------------------------------------------------------
         $0.01  -     5,000.00       3,133              $  10,075,822.62                  5.41
      5,000.01  -    10,000.00       1,546                 10,897,270.81                  5.85
     10,000.01  -    15,000.00         656                  8,282,059.89                  4.45
     15,000.01  -    20,000.00         599                 10,745,470.51                  5.77
     20,000.01  -    25,000.00       1,034                 24,412,439.07                 13.11
     25,000.01  -    30,000.00         677                 18,797,114.66                 10.10
     30,000.01  -    35,000.00         840                 28,081,064.56                 15.08
     35,000.01  -    40,000.00         391                 14,879,259.74                  7.99
     40,000.01  -    45,000.00         364                 15,599,516.14                  8.38
     45,000.01  -    50,000.00         257                 12,434,040.10                  6.68
     50,000.01  -    55,000.00         140                  7,496,723.16                  4.03
     55,000.01  -    60,000.00          78                  4,519,839.40                  2.43
     60,000.01  -    65,000.00          80                  5,071,644.99                  2.72
     65,000.01  -    70,000.00          47                  3,144,662.74                  1.69
     70,000.01  -    75,000.00          38                  2,795,479.30                  1.50
     75,000.01  -    80,000.00          17                  1,333,360.06                  0.72
     80,000.01  -    85,000.00           9                    739,078.85                  0.40
     85,000.01  -    90,000.00           4                    352,914.07                  0.19
     90,000.01  -    95,000.00           5                    465,100.00                  0.25
     95,000.01  -   100,000.00           8                    789,961.56                  0.42
    100,000.01  -   105,000.00           4                    407,558.42                  0.22
    105,000.01  -   110,000.00           4                    433,250.00                  0.23
    110,000.01  -   115,000.00           2                    226,500.00                  0.12
    115,000.01  -   120,000.00           3                    351,055.67                  0.19
    120,000.01  -   125,000.00           2                    246,600.00                  0.13
    125,000.01  -   130,000.00           2                    252,600.00                  0.14
    130,000.01  -   135,000.00           3                    400,511.08                  0.22
    135,000.01  -   140,000.00           2                    273,500.00                  0.15
    140,000.01  -   145,000.00           1                    140,053.36                  0.08
    145,000.01  -   150,000.00           1                    150,000.00                  0.08
    150,000.01  -   155,000.00           2                    307,125.00                  0.16
    155,000.01  -   160,000.00           3                    472,800.00                  0.25
    165,000.01  -   170,000.00           2                    333,800.00                  0.18
    170,000.01  -   175,000.00           2                    341,700.00                  0.18
    175,000.01  -   180,000.00           3                    535,200.00                  0.29
    185,000.01  -   190,000.00           1                    187,000.00                  0.10
    195,000.01  -   200,000.00           1                    199,500.00                  0.11
------------------------------------------------------------------------------------------------------
Total:                               9,961               $186,171,575.76                100.00
------------------------------------------------------------------------------------------------------


Min:  1,000.00   Max: 199,500.00    Avg: 18,690.00

      Original                       Number of          Aggregate Cut-Off Date
      Principal Balance              Loans                   Principal Balance                %
---------------------------------------------------------------------------------------------------

         $0.01  -     5,000.00       3,059                $    9,769,498.22                 5.25
      5,000.01  -    10,000.00       1,613                    11,149,425.89                 5.99
     10,000.01  -    15,000.00         659                     8,279,813.85                 4.45
     15,000.01  -    20,000.00         596                    10,671,220.09                 5.73
     20,000.01  -    25,000.00       1,029                    24,255,372.54                13.03
     25,000.01  -    30,000.00         685                    18,965,915.03                10.19
     30,000.01  -    35,000.00         840                    28,060,242.16                15.07
     35,000.01  -    40,000.00         388                    14,750,279.23                 7.92
     40,000.01  -    45,000.00         367                    15,689,483.87                 8.43
     45,000.01  -    50,000.00         261                    12,612,807.22                 6.77
     50,000.01  -    55,000.00         136                     7,282,371.85                 3.91
     55,000.01  -    60,000.00          82                     4,734,190.71                 2.54
     60,000.01  -    65,000.00          79                     5,009,710.06                 2.69
     65,000.01  -    70,000.00          47                     3,136,794.97                 1.68
     70,000.01  -    75,000.00          39                     2,865,282.00                 1.54
     75,000.01  -    80,000.00          17                     1,333,360.06                 0.72
     80,000.01  -    85,000.00           9                       739,078.85                 0.40
     85,000.01  -    90,000.00           4                       352,914.07                 0.19
     90,000.01  -    95,000.00           5                       465,100.00                 0.25
     95,000.01  -   100,000.00           8                       789,961.56                 0.42
    100,000.01  -   105,000.00           4                       407,558.42                 0.22
    105,000.01  -   110,000.00           4                       433,250.00                 0.23
    110,000.01  -   115,000.00           2                       226,500.00                 0.12
    115,000.01  -   120,000.00           3                       351,055.67                 0.19
    120,000.01  -   125,000.00           2                       246,600.00                 0.13
    125,000.01  -   130,000.00           2                       252,600.00                 0.14
    130,000.01  -   135,000.00           3                       400,511.08                 0.22
    135,000.01  -   140,000.00           2                       273,500.00                 0.15
    140,000.01  -   145,000.00           1                       140,053.36                 0.08
    145,000.01  -   150,000.00           1                       150,000.00                 0.08
    150,000.01  -   155,000.00           2                       307,125.00                 0.16
    155,000.01  -   160,000.00           3                       472,800.00                 0.25
    165,000.01  -   170,000.00           2                       333,800.00                 0.18
    170,000.01  -   175,000.00           2                       341,700.00                 0.18
    175,000.01  -   180,000.00           3                       535,200.00                 0.29
    185,000.01  -   190,000.00           1                       187,000.00                 0.10
    195,000.01  -   200,000.00           1                       199,500.00                 0.11
---------------------------------------------------------------------------------------------------
Total:                               9,961                  $186,171,575.76               100.00
---------------------------------------------------------------------------------------------------

Min:  1,000.00      Max: 199,500.00     Avg: 18,806.00

                                     Number of               Aggregate Cut-Off Date
         Coupon                      Loans                   Principal Balance                    %
-------------------------------------------------------------------------------------------------------

         5.001  -  5.500%               1                 $       10,507.30                  0.01
         7.501  -  8.000                2                        158,911.00                  0.09
         8.001  -  8.500                1                        140,053.36                  0.08
         8.501  -  9.000                2                        295,000.00                  0.16
         9.001  -  9.500                9                        464,595.70                  0.25
         9.501  - 10.000              100                      4,716,697.91                  2.53
        10.001  - 10.500               51                      2,035,602.90                  1.09
        10.501  - 11.000              184                      3,477,895.70                  1.87
        11.001  - 11.500               82                      2,321,839.25                  1.25
        11.501  - 12.000              203                      5,000,876.87                  2.69
        12.001  - 12.500              381                      6,866,365.17                  3.69
        12.501  - 13.000              513                     14,768,097.47                  7.93
        13.001  - 13.500              604                     16,127,674.18                  8.66
        13.501  - 14.000            2,425                     44,094,641.02                 23.68
        14.001  - 14.500            1,402                     30,553,088.95                 16.41
        14.501  - 15.000            1,858                     33,508,481.31                 18.00
        15.001  - 15.500              582                      7,878,508.74                  4.23
        15.501  - 16.000            1,335                     11,307,928.46                  6.07
        16.001+                       226                      2,444,810.47                  1.31

Total:                              9,961                    $186,171,575.76               100.00
-------------------------------------------------------------------------------------------------------

Min: 5.370            Max: 20.190            WA: 13.903



                                     Number of           Aggregate Cut-Off Date
       Stated Remaining Term         Loans               Principal Balance                    %
-------------------------------------------------------------------------------------------------------


            1  -  60 months          1,986               $     6,998,021.61                  3.76
           61  -  120                2,869                    22,566,022.63                 12.12
          121  -  180                2,326                    60,019,383.12                 32.24
          181  -  240                1,477                    45,690,131.22                 24.54
          241  -  300                1,227                    44,118,391.47                 23.70
          301  -  360                   74                     6,480,875.71                  3.48
          361+                           2                       298,750.00                  0.16
-------------------------------------------------------------------------------------------------------

Total:                               9,961                  $186,171,575.76                100.00
-------------------------------------------------------------------------------------------------------


Min: 5.00             Max: 480.00            WA: 215.43

                                  Number of               Aggregate Cut-Off Date
      Seasoning                   Loans                   Principal Balance                   %
-------------------------------------------------------------------------------------------------------

          0 months                4,950                    $  88,222,224.97                  47.39
     1-   6                       4,565                       93,875,958.12                  50.42
     7-  12                         133                        1,906,814.12                   1.02
     13+                            313                        2,166,578.55                   1.16
-------------------------------------------------------------------------------------------------------

Total:                            9,961                     $186,171,575.76                 100.00
-------------------------------------------------------------------------------------------------------


Min: 0.00             Max:  158.00           WA:  1.40



                                     Number                  Aggregate Cut-Off Date
     Original Term                   of Loans                Principal Balance                  %
-------------------------------------------------------------------------------------------------------

      1-     60 months               1,956               $     6,871,815.22                  3.69
     61-    120                      2,896                    22,668,748.05                 12.18
    121-    180                      2,328                    59,997,358.71                 32.23
    181-    240                      1,479                    45,745,569.91                 24.57
    241-    300                      1,227                    44,131,033.16                 23.70
    301-    360                         73                     6,458,300.71                  3.47
    360+                                 2                       298,750.00                  0.16
-------------------------------------------------------------------------------------------------------

Total:                               9,961                  $186,171,575.76                100.00
-------------------------------------------------------------------------------------------------------


 Min: 6.00            Max: 480.00            WA: 216.81



                                   Number                   Aggregate Cut-Off Date
Property Type                      of Loans                 Principal Balance                    %
-------------------------------------------------------------------------------------------------------

Single Family                      9,570                    $176,972,776.47                    95.06
Other                                313                       7,338,269.25                     3.94
2-4 Family                            60                       1,555,313.48                     0.84
Multifamily                           18                         305,216.56                     0.16
-------------------------------------------------------------------------------------------------------

Total:                             9,961                    $186,171,575.76                   100.00
-------------------------------------------------------------------------------------------------------

                                      Number              Aggregate Cut-Off Date
    Product Type                      of Loans            Principal Balance                  %
-------------------------------------------------------------------------------------------------------

FHA Secured                             559          $      9,982,349.97                   5.36
FHA Unsecured                         1,119                 4,387,694.26                   2.36
Home Improvement Secured              1,969                54,266,115.78                  29.15
Home Improvement Unsecured            3,419                16,794,305.84                   9.02
Home Equity Fixed                     2,890               100,329,701.69                  53.89
Home Equity ARM                           5                   411,408.22                   0.22
-------------------------------------------------------------------------------------------------------

Total:                                9,961              $186,171,575.76                 100.00
-------------------------------------------------------------------------------------------------------


                             Number                 Aggregate Cut-Off Date
  Lien Position              of Loans               Principal Balance                    %
-------------------------------------------------------------------------------------------------------

1                               82                 $    8,115,114.13                    4.36
2                            4,810                    147,956,685.22                   79.47
3                              531                      8,917,776.31                    4.79
Unsecured                    4,538                     21,182,000.10                   11.38
-------------------------------------------------------------------------------------------------------

Total:                       9,961                   $186,171,575.76                  100.00
-------------------------------------------------------------------------------------------------------




                                 Number                   Aggregate Cut-Off Date
    Occupancy Status             of Loans                 Principal Balance                      %
--------------------------------------------------------------------------------------------------------

Primary                          9,951                    $185,821,453.19                      99.81
Investment                           9                         294,417.22                       0.16
Second                               1                          55,705.35                       0.03
--------------------------------------------------------------------------------------------------------

Total:                           9,961                    $186,171,575.76                     100.00
--------------------------------------------------------------------------------------------------------

                   Number                 Aggregate Cut-Off Date
  State            of Loans               Principal Balance                    %
---------------------------------------------------------------------------------------------------------------

AK                    11                  $     426,997.46                  0.23
AL                     1                          3,807.40                  0.00
AR                   106                        686,891.75                  0.37
AZ                   216                      4,181,626.41                  2.25
CA                 1,535                     29,578,794.89                 15.89
CO                   258                      5,371,568.16                  2.89
CT                    43                      1,484,546.47                  0.80
DC                    28                        323,936.69                  0.17
DE                    25                        633,426.27                  0.34
FL                   383                      7,553,993.96                  4.06
GA                   313                      7,821,669.46                  4.20
HI                    49                        230,598.09                  0.12
IA                    61                      1,390,606.05                  0.75
ID                    58                      1,414,397.03                  0.76
IL                   573                     10,269,675.47                  5.52
IN                   315                      7,014,138.07                  3.77
KS                    97                      1,655,040.24                  0.89
KY                    74                      1,987,415.10                  1.07
LA                   363                      3,407,489.34                  1.83
MA                    49                      1,353,465.33                  0.73
MD                   342                      7,205,424.76                  3.87
ME                    23                        629,661.22                  0.34
MI                   411                      6,205,464.48                  3.33
MN                   147                      3,625,192.38                  1.95
MO                   366                      6,792,960.65                  3.65
MS                   114                      1,999,446.32                  1.07
MT                    17                        406,829.87                  0.22
NC                   211                      5,243,162.57                  2.82
ND                    10                        271,053.03                  0.15
NE                    35                        957,696.15                  0.51
NH                    12                        396,574.80                  0.21
NJ                   192                      3,952,273.60                  2.12
NM                    94                      1,283,838.63                  0.69
NV                   226                      3,306,266.34                  1.78
NY                   484                     10,637,583.83                  5.71
OH                   540                      7,857,941.77                  4.22
OK                   112                      2,221,807.99                  1.19
OR                   100                      1,892,259.40                  1.02
PA                   607                      8,351,937.49                  4.49
RI                    14                        332,571.81                  0.18
SC                    84                      1,400,843.48                  0.75
SD                     3                         78,440.70                  0.04
TN                   181                      4,164,712.38                  2.24
TX                   258                      1,553,764.38                  0.83
UT                    67                      1,441,221.07                  0.77
VA                   249                      7,048,092.73                  3.79
VT                    13                        504,683.55                  0.27
WA                   236                      5,685,596.30                  3.05
WI                   131                      2,789,118.63                  1.50
WV                   109                        852,978.74                  0.46
WY                    15                        292,138.07                  0.16
-----------------------------------------------------------------------------------------------

Total:             9,961                   $186,171,575.76                100.00
----------------------------------------------------------------------------------------------------


       Mon Delq=                     Number of                Aggregate Cut-Off Date
   CutOffDt - Due Date               Loans                    Principal Balance                     %
----------------------------------------------------------------------------------------------------------------------

 0                                   9,912                    $185,513,000.55                     99.65
 1                                      49                         658,575.21                      0.35
----------------------------------------------------------------------------------------------------------------------

Total:                               9,961                    $186,171,575.76                    100.00

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

EXHIBIT NO.

1.1 Underwriting Agreement, dated March 17, 1998, among The Money Store Inc., the Originators, The Money Store Residential Trust 1998-I and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated March 17, 1998, between The Money Store Inc., the Originators, The Money Store Residential Trust 1998-I and Lehman Brothers Inc., as representative of the underwriters.

4.1 Sale and Servicing Agreement, dated as of February 28, 1998, among The Money Store Inc., the Originators and The Money Store Residential Trust 1998-I.

4.2 Indenture, dated as of February 28, 1998, between The Money Store Residential Trust 1998-I and The Bank of New York, as Indenture Trustee.

4.3 Trust Agreement, dated as of February 28, 1998, among the Originators and Chase Manhattan Bank of Delaware, as Owner Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TMS MORTGAGE INC.
                                    THE MONEY STORE/D.C. INC.
                                    THE MONEY STORE/KENTUCKY INC.
                                    THE MONEY STORE HOME EQUITY CORP.
                                    THE MONEY STORE/MINNESOTA INC.


                                    By:     /S/ MICHAEL H. BENOFF
                                            Name:  Michael H. Benoff
                                            Title: Senior Vice President




Dated:

                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION OF EXHIBIT

1.1 Underwriting Agreement, dated March 17, 1998, among The Money Store Inc., the Originators, The Money Store Residential Trust 1998-I and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated March 17, 1998, between The Money Store Inc., the Originators, The Money Store Residential Trust 1998-I and Lehman Brothers Inc., as representative of the underwriters.

4.1 Sale and Servicing Agreement, dated as of February 28, 1998, among The Money Store Inc., the Originators and The Money Store Residential Trust 1998- I.

4.2 Indenture, dated as of February 28, 1998, between The Money Store Residential Trust 1998-I and The Bank of New York, as Indenture Trustee.

4.3 Trust Agreement, dated as of February 28, 1998, among the Originators and Chase Manhattan Bank of Delaware, as Owner Trustee.